FIRST AMENDMENT TO LOAN AGREEMENT

       This FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into effective as of April 23, 1999 by and among the following parties:

          (a)  	HOMELAND STORES, INC. ("Borrower"), a Delaware corporation,

          (b)   HOMELAND HOLDING CORPORATION ("Parent"), a Delaware corporation

               	(Borrower and Parent are sometimes hereinafter collectively referred to as the "Companies" and individually as a "Company"),

          (c)	  IBJ WHITEHALL BUSINESS CREDIT CORPORATION ("IBJ"), formerly IBJ
                Schroder Business Credit Corporation, the assignee of IBJ Schroder Bank & Trust Company,

          (d)	  HELLER FINANCIAL, INC. ("Heller"),

          (e)	  NATIONAL BANK OF CANADA ("NBC"),

	               (such lenders and other financial institutions and their
                respective successors and assigns, individually, a "Lender" and collectively, the "Lenders"), and

          (f)	  NBC, as agent for the Lenders (in such capacity, the "Agent").

	                               RECITALS:

    	A. 	 Pursuant to that certain Loan Agreement dated as of December 17, 1998, by and among Borrower, Parent, Lenders and Agent, (as the same may be amended, renewed, extended, restated or otherwise modified from time to time, the "Loan
Agreement"), Lenders agreed to provide to Borrower a senior secured revolving credit and letter of credit facility in the maximum aggregate principal amount of Thirty-Two Million Dollars ($32,000,000), a senior secured term loan facility in the maximum aggregate principal amount of Ten Million Dollars ($10,000,000)
and two secured acquisition term loan facilities in the maximum aggregate principal amount of Ten Million Dollars ($10,000,000).

    	B.	  Borrower and Parent have requested that Agent and Lenders amend the
Loan Agreement, to reflect Borrower's acquisition of certain property and assets originally owned by Horner Foods, Inc. from Associated Wholesale Grocers, Inc.
(the "Horner Acquisition").


                              	AGREEMENTS:

    	NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    	1.  	Terms Defined.  Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given to such term in the Loan Agreement (as amended by this Amendment).

    	2.  	Amendment to Consolidated Tax Expense.  Section 1.1 of the Loan
Agreement is hereby amended by amending the following definition contained therein to read in its entirety as follows:

		        "Consolidated Tax Expense" of any Person for any period shall mean the amount of taxes upon or determined by reference to such Person's net income, in each case, paid by such Person during such period.

    	3.  	Amendment to Supply Agreement.  Section 1.1 of the Loan Agreement is
hereby amended by amending the following definition contained therein to read in its entirety as follows:

		        "Supply Agreement" shall mean (i) the Supply Agreement, dated as of
April 21, 1995, by and between AWG and Borrower, as amended by that certain
First Amendment to Supply Agreement, dated effective as of August 2, 1996, and
(ii) the Supply Agreement, dated as of April 23, 1999, by and between AWG and
Borrower.

    	4.  	Amendment to Schedules.  The Loan Agreement is hereby amended as follows:

		        (a)	  Environmental Report Stores.  Schedule 12.18 is amended by supplementing the existing Schedule 12.18 with Schedule 12.18 attached hereto.

		        (b)  	Existing Liens. Schedule 13.2(c) is amended by supplementing the existing Schedule 13.2(c) with Schedule 13.2(c) attached hereto.

		        (c) 	 Existing Indebtedness for Borrowed Money and Contingent
     Obligations.  Schedule 13.3(c) is amended by supplementing the existing
     Schedule 13.3(c) with Schedule 13.3(c) attached hereto.

		        (d)  	Real Property.  Schedule 15.5(a) is amended by supplementing the existing Schedule 15.5(a) with Schedule 15.5(a) attached hereto.

		        (e)  	Environmental Information. Schedule 15.15 is amended by
     supplementing the existing Schedule 15.15 with Schedule 15.15 attached hereto.


     5.  	Amendment to Form of Borrowing Base Certificate.  Exhibit 12.1(j) to
the Loan Agreement is amended and restated to read in its entirety as set forth on Exhibit 12.1(j) attached hereto.

	    6.  	Representations and Warranties.  Each Company hereby represents and warrants to Agent and Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this
Amendment has been authorized by all requisite corporate action on the part of each Company and will not violate the corporate charter or bylaws any Company,
(b) all representations and warranties set forth in the Loan Agreement and in any other Loan Documents are true and correct, in all material respects, as if made again on and as of such date (including, without limitation, the representations and warranties previously made as of the Closing Date in the
Loan Agreement), (c) no Default or Event of Default has occurred and is continuing (after giving effect to Sections 2 and 3 of this Amendment), and
(d) the Loan Agreement (as amended by this Amendment), the Notes and the other Loan Documents are and remain legal, valid, binding and enforceable obligations of each Company, as applicable.

    	7.  	Liens.  Each of Borrower and Parent hereby covenants and agrees that Section 13.2 of the Loan Agreement, which prohibits each of Borrower and Parent from incurring Liens upon any of its property or assets, other than the Liens permitted in such Section 13.2, shall apply to each of the stores acquired by Borrower in the Horner Acquisition.

    	8.  	Leasehold Mortgages.  Borrower hereby covenants and agrees that upon the payment in full by Borrower of all debt owed by Borrower to Associated Wholesale Grocers, Inc. as a result of the Horner Acquisition, Borrower, to the extent permitted by the relevant sublease between AWG and Borrower and in accordance with Section 8.2 of the Loan Agreement, will execute a Mortgage for each property subleased by Borrower under the terms of the Horner Acquisition.

    	9.  	Amendment Documents as Loan Documents.  The term Loan Documents as defined in the Loan Agreement and as used in any of the Loan Documents includes, without limitation, this Amendment and each of the other Amendment Documents executed in connection herewith.

   	10. 	 Governing Law.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK,
WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

   	11.	  Counterparts.  This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

   	12.	  No Oral Agreements.  THIS AMENDMENT, TOGETHER WITH THE LOAN AGREEMENT
AND THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN
AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO
UNWRITTEN ORAL AGREEMENTS BETWEEN (A) BORROWER, OR PARENT, AND (B) AGENT OR ANY
LENDER.

   	13.	  Loan Agreement Remains in Effect: No Waiver.  Except as expressly provided herein, all terms and provisions of the Loan Agreement and the other
Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. No waiver by Agent or any Lender of any Default or Event of Default shall be deemed to be a waiver of any other Default or
Event of Default.  No delay or omission by Agent or any Lender in exercising any power, right or remedy shall impair such power, right or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy under the Loan
Agreement, the Loan Documents or otherwise.

   	14.	  Ratification of Guaranties.  Each of Parent and by its signature below SLB Marketing, Inc., a Texas corporation ("SLB") reaffirms their respective obligations under the Guaranty, agrees that the Guaranty shall remain in full force and effect not withstanding execution of this Amendment and the Amendment Documents, and agrees that the Guaranty and the Loan
Agreement shall continue to be legal, valid and binding obligations of the Guarantor, enforceable in accordance with the terms therein with regard to the Indebtedness, as increased pursuant to this Amendment.

   	15.	  Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Amendment Document shall survive the execution and delivery of this Amendment and the other Amendment Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

   	16.	  Reference to Loan Agreement.  Each of the Loan Documents, including the Loan Agreement, the Amendment Documents and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the
Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

   	17.	  Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

   	18.	  Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Agent, Lenders, Borrower, and Parent and their respective successors and assigns, except Borrower, and Parent may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Lenders.


   	19.	  Headings.  The headings, captions and arrangements used in this
Amendment are for convenience only and shall not affect the interpretation of this Amendment.


                 	[This space intentionally left blank].


   	IN WITNESS WHEREOF, Borrower, Parent, Agent and Lenders have caused this Amendment to be executed and delivered by their duly authorized officers effective as of the date first above written.

                                     BORROWER:

                                     HOMELAND STORES, INC.



                                     By:
                                         Wayne S. Peterson,
                                         President


                                     PARENT:

                                     HOMELAND HOLDING CORPORATION



                                     By:
                                         Wayne S. Peterson,
                                         President


                                     AGENT AND A LENDER:

                                     NATIONAL BANK OF CANADA



                                     By:
                                         Larry L. Sears,
                                         Vice President and Manager


                                     By:
                                         Randall K. Wilhoit,
                                         Vice President

                                     ADDITIONAL LENDERS:

                                     IBJ WHITEHALL BUSINESS CREDIT CORPORATION



                                     By:
		                                       James M. Steffy,
		                                       Vice President


                                     HELLER FINANCIAL, INC.



                                     By:
		                                       Elizabeth Geannopulos,
		                                       Vice President


AGREED AND ACCEPTED:

SLB MARKETING, INC.



Wayne S. Peterson,
President

                                Schedule 12.18
                                (Supplemental)

                          ENVIRONMENTAL REPORT STORES

Store No.		    Address			                 State			               County

850			         316 East Main			           Oklahoma		             Osage
			            Pawhuska, Oklahoma

852			         305 South Broadway Street	 Oklahoma		             Pawnee
			            Cleveland, Oklahoma



                               Schedule 13.2(c)
                                (Supplemental)

                                EXISTING LIENS

Liens granted to AWG pursuant to that certain Purchase and Sale Agreement, dated April 23, 1999 between AWG and the Borrower.



                              Schedule 13.3(c)
                               (Supplemental)

                  EXISTING INDEBTEDNESS FOR BORROWED MONEY
                        AND CONTINGENT OBLIGATIONS

PRINCIPAL BALANCE ON CAPITAL LEASES
AS OF 4/23/99

										                                                  Principal
     Description          			  Location			                   Balance

Real Property Sublease			        850				                     $ 0.00

Real Property Sublease			        851				                     $ 0.00

Real Property Sublease			        852				                     $ 0.00

Real Property Sublease			        853				                     $ 0.00

Real Property Sublease			        854				                     $ 0.00

Real Property Sublease			        855				                     $ 0.00

Real Property Sublease			        856				                     $ 0.00

Real Property Sublease			        857				                     $ 0.00



                             Schedule 15.5(a)
                              (Supplemental)

                              REAL PROPERTY

I. 	  Owned Real Property

Store # and Location	                              Comments

858	  506 South Elliot
	     Pryor, OK
	     Mayes County

II.	  Leased Real Property

Store # and Location	                              Comments

850	  316 East Main Street
	     Pawhuska, OK
	     Osage County

851	  702 Fir Street
	     Perry, OK
	     Noble County

852	  305 South Broadway Street
	     Cleveland, OK
	     Pawnee County

853	  Highway 59
	     Jay, Oklahoma
	     Delaware County

854	  310 South Main
	     Blackwell, OK
	     Kay County

855	  108 South Division
	     Okemah, OK
	     Okfuskee County

856	  813 East Cherokee
	     Nowata, OK
	     Nowata County

857	  102 Haskell Boulevard
	     Haskell, OK
	     Muskogee County


                              Schedule 15.15
                              (Supplemental)

                         ENVIRONMENTAL INFORMATION

Store No.

850	 Environmental Site Assessment - Stanley Engineering, Inc. - March 24, 1999

852		Environmental Site Assessment - Stanley Engineering, Inc. - March 24, 1999